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                                                                   Exhibit 99.18

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

             -------------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-5
             -------------------------------------------------------

                 Monthly Period:                 1/1/02 to
                                                 1/31/02
                 Distribution Date:              2/19/02
                 Transfer Date:                  2/15/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                             Class A                    $1.62778
                                             Class B                    $1.78778
                                             Excess Collateral Amount   $2.00111

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                             Class A                    $1.62778
                                             Class B                    $1.78778
                                             Excess Collateral Amount   $2.00111

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-5
Page 2


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal
          on the Certificates, per $1,000 original
          certificate principal amount
                                       Class A                   $       0.00000
                                       Class B                   $       0.00000
                                       Excess Collateral Amount  $       0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                   $100,327,211.14
                                       Class B                   $  9,071,567.02
                                       Excess Collateral Amount  $ 11,501,451.02
                                                                 ---------------
                                       Total                     $120,900,229.18

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                       Class A                    $ 9,545,579.25
                                       Class B                    $   863,109.42
                                       Excess Collateral Amount   $ 1,094,299.44
                                                                  --------------
                                       Total                      $11,502,988.11

          (b1) Principal Funding Investment Proceeds (to Class A) $         0.00
          (b2) Withdrawals from Reserve Account (to Class A)      $         0.00
                                                                  --------------
               Class A Available Funds                            $ 9,545,579.25

          (c1) Principal Funding Investment Proceeds (to Class B) $         0.00
          (c2) Withdrawals from Reserve Account (to Class B)      $         0.00
               Class B Available Funds                            $   863,109.42

          (d1) Principal Funding Investment Proceeds (to CIA)     $         0.00
          (d2) Withdrawals from Reserve Account (to CIA)          $         0.00
               CIA Available Funds                                $ 1,094,299.44

          (e1) Total Principal Funding Investment Proceeds        $         0.00
          (e2) Investment Earnings on deposits to Reserve Account $         0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-5
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          3.   Principal Receivable / Investor Percentages
               -------------------------------------------

               (a)  The aggregate amount of Principal
                    Receivables in the Trust as of 01/31/02   $33,888,946,872.30

               (b)  Invested Amount as of 01/31/02 (Adjusted
                    Class A Invested Amount during
                    Accumulation Period)

                                      Class A                    $650,000,000.00
                                      Class B                    $ 58,735,000.00
                                      Excess Collateral Amount   $ 74,395,000.00
                                                                 ---------------
                                      Total                      $783,130,000.00

               (c)  The Floating Allocation Percentage:
                                      Class A                             1.858%
                                      Class B                             0.168%
                                      Excess Collateral Amount            0.213%
                                                                 --------------
                                      Total                               2.239%

               (d)  During the Accumulation Period: The Invested
                    Amount as of ______ (the last day of the
                    Revolving Period)
                                      Class A                    $         0.00
                                      Class B                    $         0.00
                                      Excess Collateral Amount   $         0.00
                                                                 --------------
                                      Total                      $         0.00

               (e)  The Fixed/Floating Allocation Percentage:
                                      Class A                             1.858%
                                      Class B                             0.168%
                                      Excess Collateral Amount            0.213%
                                                                 --------------
                                      Total                               2.239%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-5
Page 4


          4.   Delinquent Balances.
               -------------------

               The aggregate amount of outstanding
               balances in the Accounts which were
               delinquent as of the end of the day
               on the last day of the Monthly Period

               (a)  30 - 59 days                               $  486,376,559.05
               (b)  60 - 89 days                               $  366,957,289.61
               (c)  90 - 119 days                              $  294,548,767.81
               (d)  120 - 149 days                             $  224,948,013.19
               (e)  150 - 179 days                             $  181,621,089.40
               (f)  180 or more days                           $            0.00
                                          Total                $1,554,451,719.06

          5.   Monthly Investor Default Amount.
               -------------------------------

               (a)  The aggregate amount of all defaulted
                    Principal Receivables written off as
                    uncollectible during the Monthly Period
                    allocable to the Invested Amount
                    (the aggregate "Investor Default Amount")

                                          Class A                  $3,095,176.45
                                          Class B                  $  279,865.26
                                          Excess Collateral Amount $  354,829.17
                                                                   -------------
                                          Total                    $3,729,870.88

          6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
               ----------------------------------------------------

               (a) The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the Excess Collateral Amount

                                          Class A                          $0.00
                                          Class B                          $0.00
                                          Excess Collateral Amount         $0.00
                                                                           -----
                                          Total                            $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-5
Page 5


               (b)  The aggregate amount of Class A
                    Investor Charge-Offs reimbursed and the
                    reimbursement of reductions in the Class
                    B Invested Amount and the Excess
                    Collateral Amount

                                  Class A                        $         0.00
                                  Class B                        $         0.00
                                  Excess Collateral Amount       $         0.00
                                                                 --------------
                                  Total                          $         0.00

          7.   Investor Servicing Fee
               ----------------------
               (a)  The amount of the Investor Monthly
                    Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                  Class A                        $   812,500.00
                                  Class B                        $    73,418.75
                                  Excess Collateral Amount       $    92,993.75
                                                                 --------------
                                  Total                          $   978,912.50

          8.   Reallocated Principal Collections
               ---------------------------------
               The amount of Reallocated Excess Collateral
               Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
               Default Amounts or Investor Charge-Offs
               for the prior month.

                                  Class B                        $         0.00
                                  Excess Collateral Amount       $         0.00
                                                                 --------------
                                  Total                          $         0.00

          9.   Excess Collateral Amount
               ------------------------
               (a)  The amount of the Excess Collateral
                    Amount as of the close of business
                    on the related Distribution Date after
                    giving effect to withdrawals, deposits
                    and payments to be made in respect of the
                    preceding month                              $74,395,000.00

          10.  The Portfolio Yield
               -------------------
               The Portfolio Yield for the related Monthly Period         11.91%

          11.  The Base Rate
               -------------
               The Base Rate for the related Monthly Period                3.88%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-5
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     C    Information Regarding the Principal Funding Account
          ---------------------------------------------------

             1.   Accumulation Period

             (a)  Accumulation Period Commencement Date              07/01/2003

             (b)  Accumulation Period Length (months)                         1

             (c)  Accumulation Period Factor                              19.58

             (d)  Required Accumulation Factor Number                         8

             (e)  Controlled Accumulation Amount                $783,130,000.00

             (f)  Minimum Payment Rate (last 12 months)                   12.86%

             2.   Principal Funding Account
                  -------------------------

                  Beginning Balance                             $          0.00
                     Plus: Principal Collections for related
                           Monthly Period from Principal Account           0.00
                     Plus: Interest on Principal Funding Account
                           Balance for related Monthly Period              0.00

                     Less: Withdrawals to Finance Charge Account           0.00
                     Less: Withdrawals to Distribution Account             0.00
                                                                ---------------
                  Ending Balance                                           0.00

             3.   Accumulation Shortfall
                  ----------------------

                        The Controlled Deposit Amount for the
                        previous Monthly Period                 $          0.00

                  Less: The amount deposited into the Principal
                        Funding Account for the Previous Monthly
                        Period                                  $          0.00

                        Accumulation Shortfall                  $          0.00

                                                                ---------------
                        Aggregate Accumulation Shortfalls       $          0.00

             4.   Principal Funding Investment Shortfall
                  --------------------------------------

                        Covered Amount                          $          0.00

                  Less: Principal Funding Investment Proceeds   $          0.00

                                                                ---------------
                        Principal Funding Investment Shortfall  $          0.00
                                                                ---------------

     D.   Information Regarding the Reserve Account
          -----------------------------------------

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1998-5
Page 7

          1.   Required Reserve Account Analysis
               ---------------------------------

               (a)  Required Reserve Account Amount percentage          0.00000%

               (b)  Required Reserve Account Amount ($)                $   0.00
                    .5% of Invested Amount or other amount
                    designated by Transferor)

               (c)  Required Reserve Account Balance after effect of
                    any transfers on the Related Transfer Date         $   0.00

               (d)  Reserve Draw Amount transferred to the Finance
                    Charge Account on the Related Transfer Date        $   0.00

          2.   Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred to the
               Finance Charge Account on the Related Transfer Date     $   0.00

          3.   Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account transferred
               to the Finance Charge Account on the related Transfer
               Date (1 (d) plus 2 above)                               $   0.00

          4.   The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related
               Monthly Period                                              7.90%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                    First USA Bank, National Association
                    as Servicer



                    By: /s/ Tracie Klein
                        -----------------------------
                        Tracie Klein
                        First Vice President